                                                                   EXHIBIT 10.25


STATE OF SOUTH CAROLINA  )
                         )                   LEASE AGREEMENT
COUNTY OF GREENVILLE     )



     THIS REAL PROPERTY LEASE AGREEMENT is made and entered into the 14 day of February, 1916 , by and between Blacksmith Leasing, a South Carolina General Partnership, (hereinafter referred to as "Lessor") and Carolina Commercial Heat Treating, Inc., a Nevada corporation, (hereinafter referred to as "Lessee").

                              W I T N E S S E T H :

     IN CONSIDERATION of the rentals, covenants and conditions Hereinafter set forth, and intending to be legally bound thereby, Lessor and Lessee do hereby covenant and agree as follows:

     1. Lease of Demised Premises: The Lessor does hereby lease and demise to the Lessee, and the Lessee does hereby take and hire from the Lessor, upon and subject to the terms, conditions, covenants and provisions hereinafter set forth, all that certain piece, parcel or lot of land located in Reidsville, North Carolina, together with the buildings, and any other improvements of any nature whatsoever located therein (such pieces, parcels or lots of land, together with the buildings, and any other improvements of any nature whatsoever being referred to hereinafter as the "Demised Premises"), the Demised Premises being more fully described on Exhibit A, attached hereto and incorporated herein by reference.


Lease Agreement of Reidsville
North Carolina Property by
and between Blacksmith Leasing
and Carolina Commercial Heat
Treating, Inc.

     2. Term. To Have And To Hold the Demised Premises for and during a term of fourteen (14) years, beginning with the commencement date hereinbelow set forth.

     3. Commencement Date. The term of this Lease shall commence on February, 14, 1996 (the "Commencement Date") and end no later than the fourteenth anniversary of the Commencement Date. In connection herewith, it is understood and agreed that every twelve calendar months from such Commencement Date shall constitute a lease year. Upon expiration of the term of this Lease, this Lease shall automatically terminate without any further actions by either party except as otherwise set forth in this section.

     If Lessee remains in possession of the Demised Premises after the expiration of either the original term of this Lease such possession shall, at Lessor's option, be as a month-to-month tenant-at-will on all of the same terms and conditions as are in effect on the last day of the preceding term, except that:

     (a) If there is another party who is scheduled to take possession as a new lessee of the Demised Premises and would do so but for Lessee's continued possession of the Demised Premises; or

     (b) If Lessee continues in possession of the Demised Premises in disregard of its obligation to vacate; then the Base Rent for each month (or any portion) of Lessee's hold-over period shall be payable at the rate of double the Rent effective on


Lease Agreement of Reidsville
North Carolina Property by
and between Blacksmith Leasing
and Carolina Commercial Heat
Treating, Inc.

the last day of the preceding term; provided that:

          (i) If Lessee continues in possession of the Demised Premises and is unable to vacate despite using its best efforts; and

          (ii) There is no other party scheduled to take possession of the Demised Premises as a new lessee; then the Rent for each month (or any portion) of Lessee's hold-over period shall be payable at the rate of ONE HUNDRED TEN PERCENT (110%) of the Base Rent for the previous month for each month that Lessee continues in possession of the Demised Premises.

     4. Rental. Lessee shall pay a total annual rent of Ninety-Six Thousand Eight Hundred Twenty-Seven Dollars ($96,827) for the first year of the lease term. Upon the first and second anniversaries of the Commencement Date, the rent for the subsequent lease year shall increase by Three Thousand Eight Hundred Twenty Seven Dollars ($3,827) over that paid for the current lease year. On the third and each subsequent anniversary of the Commencement Date, the rent for the subsequent lease year shall increase by Four Thousand Seven Hundred Eighty-Three Dollars ($4,783) over that paid for the current lease year. The annual rental for each lease year shall be payable in twelve (12) equal monthly installments, in advance, with the first such monthly payment due on the Commencement Date.


Lease Agreement of Reidsville
North Carolina Property by
and between Blacksmith Leasing
and Carolina Commercial Heat
Treating, Inc.

     5. Use of the Demised Premises. The Lessor acknowledges that the Lessee contemplates using the Demised Premises for conducting a heat treating business. The Lessee covenants and agrees not to occupy or use the Demised Premises or permit the same to be occupied or used contrary to any statutes, rules, order, ordinance, requirement or regulation applicable thereto, or in a manner which would constitute a public or private nuisance. Lessee shall be responsible for complying with, honoring and observing all conditions to its use and occupancy of the Demised Premises and environmental compliance which shall or may be imposed by any federal, state, local or municipal governmental authority charged with the responsibility therefor to the extent such environmental compliance results from Lessee's use and occupancy of the Demised Premises. Lessee may use and store, in the ordinary course of business, but shall not commit the on premises discharge of, any petroleum product, petroleum by-product, petroleum derivative or any other hazardous or toxic material in any form or content during the term of this Lease.

     6. Maintenance and Repair. The Lessee covenants and agrees that it will, at its own expense, maintain and promptly repair the roof, exterior and structural portions of the buildings, and any other improvements part of the Demised Premises, and will perform any other repair considered to be a capital improvement or which extends the usable life of any improvements part of the Demised Premises. Lessee shall also keep and maintain in good


Lease Agreement of Reidsville
North Carolina Property by
and between Blacksmith Leasing
and Carolina Commercial Heat
Treating, Inc.

repair the parking lot located on the Demised Premises. The Lessee covenants and agrees that it will, at its own expense, keep and maintain in good order, condition, and repair, the interior of all buildings part of the Demised Premises and all other portions of the Demised Premises including plumbing, heating, air conditioning, refrigeration, and electrical facilities. Lessee further agrees that all damage or injury done to the Demised Premises by Lessee or any person(s) who may be in, or upon the Demised Premises, shall be repaired by Lessee at its sole cost and expense.

     7. Alterations and Improvements. Subject to the conditions imposed below, Lessee shall have the right and privilege to make such alterations, improvements, additions and changes, structural or otherwise, during the term of this Lease, at its own cost and expense, in and to the Demised Premises in such manner as it may deem necessary or convenient to promote the interests of its business; provided, however, that changes to the structural portions of the buildings must first be submitted to Lessor for its written approval, which approval shall not be unreasonably withheld. Any alterations, improvements, additions or changes made to the Demised Premises by or for the Lessee under the terms of this paragraph shall attach to the realty and become the property of the Lessor at and upon termination of this Lease.

     Lessee shall provide insurance, protecting the interests of Lessor and Lessee, as their respective interests may appear, to


Lease Agreement of Reidsville
North Carolina Property by
and between Blacksmith Leasing
and Carolina Commercial Heat
Treating, Inc.

cover the work of mechanics, laborers and materialmen, prior to the commencement of any such alterations or improvements. If the Demised Premises become subject to any lien or encumbrance of any kind, including, but not limited to, any mechanics or materialmen's lien on account of labor, services or material furnished to or for the benefit of Lessee or claimed to have been furnished to or for the benefit of Lessee, Lessee shall immediately take whatever action as shall be necessary or required to remove the lien or encumbrance within thirty
(30) days of the filing thereof. if Lessee has not removed the lien or encumbrance within the aforesaid thirty (30) day period, Lessee shall provide Lessor with a bond or other reasonably acceptable form of financial assurance, to protect Lessor and the Demised Premises from such claims, from such bonding company(ies) and in such form satisfactory to Lessor, in an aggregate amount equal to the full amount of the lien or encumbrance (including costs and expenses).

     8. Trade Fixtures. Lessee shall have the right to place or install upon the Demised Premises such new trade fixtures as it shall deem desirable for the conduct of its business, and all trade fixtures so placed in or upon the Demised Premises at the expense of the Lessee (whether or not readily removable) shall remain the property of the Lessee and all or any part thereof may be removed by Lessee. Provided, however, if any such trade fixtures are not removed by the Lessee within sixty (60) days of


Lease Agreement of Reidsville
North Carolina Property by
and between Blacksmith Leasing
and Carolina Commercial Heat
Treating, Inc.

the date it vacates the Demised Premises, such trade fixtures shall become the property of the Lessor. If Lessee should require financing for certain trade fixtures it desires to be installed on the Demised Premises, Lessor agrees to execute a waiver and/or release, if requested to do so, in favor of any person or party other than Lessee who holds title to, or a security interest in, such equipment, fixtures or other personal property installed on, or placed in any building part of, the Demised Premises permitting the removal of such equipment, fixtures and other personal property by such legal owner or secured party; provided that such shall be given only where required as a condition of Lessee's obtaining necessary financing in connection with the purchase and installation of such equipment, fixtures or other personal property or upon refinancing of its obligation. In the event removal of such financed trade fixtures shall cause damage or disfigurement to the Demised Premises, or to the walls, ceilings or floors of buildings part of the Demised Premises, the cost of repairing the same shall be borne by the Lessee.

     9. Surrender of Demised Premises. Upon the expiration of this Lease, Lessee shall surrender the Demised Premises to Lessor in as good order and condition as at the commencement of the primary term of this Lease, unrestored alterations, reasonable wear and tear, damage by fire, other casualty and the elements excepted.


Lease Agreement of Reidsville
North Carolina Property by
and between Blacksmith Leasing
and Carolina Commercial Heat
Treating, Inc.

     10. Assignment and Subletting. Lessee shall not assign, mortgage, or otherwise encumber this Lease or sublet, license, or permit all or any part of the Demised Premises to be used by others, whether voluntarily or involuntarily, by operation of law, or otherwise, without Lessor's prior written consent. However, Lessee may assign this Lease or sublet the Demised Premises to a wholly-owned subsidiary of Lessee for the use set forth in Section 5 of this Lease if Lessee is otherwise in full compliance with the terms and conditions of this Lease and if Lessee agrees, in writing (in form and content satisfactory to the Lessor), to guarantee as surety the full and faithful performance of the subsidiary, assignee, or sublessee. In addition, Lessee may assign this Lease in connection with the sale of the entire business conducted by Lessee at the Demised Premises if the buyer expressly assumes, in writing (form and content satisfactory to Lessor), Lessee's obligations under this Lease, Lessee otherwise is in full compliance with the terms and conditions of this Lease, and Lessee obtains Lessor's prior written consent to such an assignment which consent shall not be unreasonably withheld or delayed. To obtain Lessor's consent to such assignment, the following conditions shall, at a minimum, be met:

     (a) The buyer must furnish Lessor with a copy of its most current financial statement evidencing to Lessor's reasonable satisfaction that it can assume the financial

Lease Agreement of Reidsville
North Carolina Property by
and between Blacksmith Leasing
and Carolina Commercial Heat
Treating, Inc.

obligations of this Lease;

     (b) The buyer must have a business reputation and financial resources at least as good and substantial as that of Lessee on the date hereof and such date thereafter; and

     (c) Lessee shall not be relieved of any liability or responsibility under the terms of this Lease by reasons of such assignment, but shall nevertheless remain liable hereunder, as surety and guarantor.

     Taxes.

     (a) Lessee agrees to pay all real estate taxes and assessments imposed or levied against the Demised Premises, including the buildings, improvements and the land on which the same are located, during the term of this Lease and any extension thereof.

     (b) Lessee agrees to pay all applicable rental taxes and use taxes (other than income taxes upon the receipt of the rental payments by Lessor), if any, levied upon the Rent and the use of the Demised Premises, as well as any taxes assessed or imposed against any leasehold interest or any personal property of any kind owned, installed or used by Lessee at or upon the Demised Premises, during the term of this Lease and any extension thereof. Lessee shall also be responsible for any franchise, corporate, income, profits, or revenue tax, assessment charge or levy applicable to the business of Lessee conducted upon the Demised


Lease Agreement of Reidsville
North Carolina Property by
and between Blacksmith Leasing
and Carolina Commercial Heat
Treating, Inc.

Premises.

     (c) Upon failure of Lessee to make timely payment of any taxes or assessments due, Lessor shall have the right, but shall not be required, to advance the amounts required for payment directly to the authorities making such levy or assessment, and shall add the amount so paid, plus any interest and penalty imposed, to the rental accruing to the Lessor hereunder for the next succeeding month or months as the case may be. Provided, however, Lessee shall not be required, unless required by law, to make any payment of taxes or assessments, nor shall Lessor pay the same on its behalf, during the period that Lessee is diligently and in good faith pursuing its rights under subparagraph
(d) below so long as the Lessee provides Lessor with adequate security for the payment of said taxes when any protest period expires.

     (d) Both Lessor and Lessee shall have the right to diligently contest in good faith by proper legal proceedings any tax assessment, levy or other governmental charge or imposition, the expense of which shall be paid by the moving party desiring to so contest. In connection herewith, Lessor and Lessee agree, at the expense of the moving party, to cooperate and to execute and deliver all appropriate papers, documents or other instruments which may be necessary or proper to permit the moving party to contest any such tax assessment or levies.


Lease Agreement of Reidsville
North Carolina Property by
and between Blacksmith Leasing
and Carolina Commercial Heat
Treating, Inc.

     12. Insurance.

     (a) The Lessee agrees to defend, indemnify and/or hold and save the Lessor harmless at all times during the Lease and any extension hereof from and against any and all loss, damage, cost or expense on account of any claim for injury (including death) or damage either to person or property sustained by the Lessor or by any other person which arises out of the use and occupancy of the Demised Premises by the Lessee (except those resulting from the Lessor's unlawful intentional or grossly negligent acts). In connection herewith, Lessee at its own cost and expense shall provide and keep in force for the benefit and protection of the Lessee and Lessor, as their respective interests may appear and with the Lessor as an additional named insured, a general liability policy or policies in standard form protecting the Lessee and Lessor against any and all liability occasioned by accident or personal injury with minimum limits of Five Million Dollars ($5,000,000). Lessee shall provide Lessor with a certificate of insurance from the insurer evidencing such insurance. A renewal policy shall be secured not less than ten (10) days prior to the expiration of any policy and a new certificate of the insurer, with proof of payment of premium evidencing such insurance, shall be deposited with the Lessor upon such renewal. The Lessor shall have the right to settle and adjust all liability claims against Lessor and all claims of Lessor


Lease Agreement of Reidsville
North Carolina Property by
and between Blacksmith Leasing
and Carolina Commercial Heat
Treating, Inc.

against the insuring companies; and upon written request of the Lessor, Lessee shall at the Lessee's own cost and expense appear for and defend the Lessor in any action to which the Lessor may be made a party arising out of any such claim for injury or damage (except those suits resulting from the Lessor's unlawful intentional or grossly negligent acts).

     (b) Lessee covenants and agrees to carry fire and extended coverage insurance on all improvements part of the Demised Premises insuring the Lessor and Lessee as their interests may appear against hazards customarily insured against by fire and extended coverage type of insurance as now contained in policies in effect in the State of South Carolina, in an amount equal to the full replacement value of such improvements a part thereof, and to pay the premium or premiums on said insurance when due. Lessee shall provide Lessor with a certificate of insurance from the insurer evidencing such insurance and any renewal thereof, and evidence of renewal shall be given to Lessor not less than ten (10) days prior to expiration of any policy term.

     (c) Lessee covenants and agrees to carry business interruption/business overhead insurance to cover any losses which might occur as a result of a fire or other casualty to the Demised Premises, and to pay the premium or premiums on said insurance when due. Lessee shall provide Lessor with a Certificate of Insurance from the insurer evidencing such insurance and any renewal thereof.


Lease Agreement of Reidsville
North Carolina Property by
and between Blacksmith Leasing
and Carolina Commercial Heat
Treating, Inc.

Evidence of renewal shall be given to Lessor not less than ten (10) days prior to the expiration of any policy term.

     (d) Lessor agrees to defend, indemnify and/or hold and save the Lessee harmless at all times during the Lease and any extension hereof from and against any and all loss, damage, cost or expense on account of any claim for injury (including death) or damage to either person or property sustained by the Lessee or by any third person which arises out of or resulting from the Lessor's unlawful, intentional, or grossly negligent acts. Upon written request of the Lessee, Lessor shall at Lessor's own cost and expense appear for and defend the Lessee in any action to which the Lessee may be made a party arising out of any such claim for injury or damage resulting from the Lessor's unlawful, intentional or grossly negligent acts.

     (e) Lessor and Lessee hereby waive any and all rights of recovery against the other for or arising out of damage to or destruction of the Demised Premises and any other of their property from causes then included under the policy or policies required by this section, or any endorsements and, if any additional premium is required to effectuate such waiver, then such additional premium shall be paid by the beneficiary of such waiver of subrogation.

     13. Loss by Fire or Other Casualty. In the event that any improvements part of the Demised Premises are partially


Lease Agreement of Reidsville
North Carolina Property by
and between Blacksmith Leasing
and Carolina Commercial Heat
Treating, Inc.

destroyed by fire or other casualty, the proceeds of the policy(ies) required under Section 12 shall be used to restore said improvements to their condition prior to said loss and the rental due and payable under the terms of this Lease shall be abated to the extent that such loss negatively effects Lessee's ability to operate its business from the Demised Premises but only to the extent that such lost rental is paid to the Lessor under the business interruption/business overhead insurance Lessee is required to obtain. In the event no such insurance exists, then the Lessee's rental obligation shall not abate. In the event said improvements should be totally destroyed by fire or other casualty, the entire proceeds of such policy shall be used, to the extent that the Lessor and Lessee agree, to restore said improvements to their condition prior to said loss without unnecessary delay. Rent shall be abated during the period of reconstruction, or until the Lessor receives replacement value for the loss if no reconstruction is to take place, to the extent that such lost rental is paid to the Lessor under the business interruption/business overhead insurance Lessee is required to obtain. In the event that no such insurance exists, then the Lessee's rental obligation shall not abate. Any additional costs which may be necessary to restore said premises in the event of a total loss shall be borne by the Lessor; provided, that in the event any damage to or destruction of such improvements cannot reasonably be repaired within one hundred


Lease Agreement of Reidsville
North Carolina Property by
and between Blacksmith Leasing
and Carolina Commercial Heat
Treating, Inc.

eighty (180) days, and results in Lessee no longer being able to operate its business, then both the Lessor and the Lessee shall have the option to terminating this Lease, whereupon all rents herein provided shall abate. Any insurance policy required under the terms of this Lease shall contain a loss payable endorsement to the Lessor, Lessee and any mortgagee as their interests may appear. A copy of such policy or policies certified by the agent as in full force and effect shall be delivered to the Lessor.

     Lessor and Lessee hereby waive any and all rights of recovery against the other for or arising out of damage to or destruction of the Demised Premises and any other of their property from causes then included under standard fire and extended coverage insurance policies or endorsements and, if any additional premium is required to effectuate such waiver, then such additional premium shall be paid by the beneficiary of such waiver of subrogation.

     14. Condemnation. If all or any portion of the Demised Premises is taken under any condemnation or eminent domain proceeding and if the remaining portion thereof is untenantable, unusable or inadequate for Lessee's purposes, this Lease shall terminate on the date which said Demised Premises or such portion thereof is so taken and the rental shall be accounted for between the Lessee and Lessor as of such date. In the event that this Lease shall not so terminate, the rent shall equitably abate from the date of such taking and Lessor shall at its own cost and


Lease Agreement of Reidsville
North Carolina Property by
and between Blacksmith Leasing
and Carolina Commercial Heat
Treating, Inc.

expense restore the Demised Premises to a complete architectural unit, including improvements made by Lessee and in such case Lessee shall have no interest in the condemnation award. In the event of a taking of the entire Demised Premises or such portion thereof that the Demised Premises is rendered untenantable, unusable or inadequate for Lessee's purposes, Lessee shall be entitled to share in any condemnation award made to Lessor to the extent of an amount equal to the amortization cost to the Lessee (amortized monthly on a straight line basis over the balance of the term of this Lease from and after the date of construction or installation) of (1) all leasehold improvements to the Demised Premises made by Lessee during the term of this Lease, and (2) installation cost of Lessee's fixtures and equipment in and to the Demised Premises, less the condemnation award, if any, that may be made directly to Lessee by the condemning authority.

     In the event of a termination of this Lease, as hereinabove provided, it is understood and agreed that any such termination shall be without prejudice to the rights of either the Lessor or Lessee to seek a separate award and recover from the condemning authority compensation for such damage caused by condemnation, it being further understood and agreed that neither shall have any rights in the award made to the other by any condemnation authority, except as expressly provided for hereinabove.


Lease Agreement of Reidsville
North Carolina Property by
and between Blacksmith Leasing
and Carolina Commercial Heat
Treating, Inc.

     15. Bankruptcy, Breach or Default. If at any time during the term hereof and any renewal, proceedings in bankruptcy shall be instituted by or against the Lessee which results in adjudication of bankruptcy or if the Lessee shall file or any creditor of the Lessee shall file, or any person or persons shall file any petition under Chapters 7 or 11 of the United State Bankruptcy Code, as the same is now in force or may hereafter be amended, and the Lessee shall be adjudicated bankrupt, or if a receiver of the business or assets of the Lessee be appointed and such appointment shall not be vacated within sixty (60) days after notice thereof to the Lessee, or the Lessee makes an assignment for the benefit of creditors, or any sheriff, marshall, constable or keeper takes possession of the Demised Premises or property of the Lessee located thereon by virtue of an attachment or execution proceedings, or if any payment of rent shall be past due or unpaid for a period of ten (10) days following receipt by Lessee of written notice thereof by Lessor, or if any of the terms or conditions of this Lease Agreement be violated and not cured within ten (10) days following the giving of written notice thereof by Lessor to Lessee, or if not curable within ten (10) days, if Lessee shall diligently and in good faith pursue such cure, this Lease shall, at the option of the Lessor, terminate and the Lessor may thereupon lawfully enter into or upon the Demised Premises or any part thereof, repossess the same and expel Lessee therefrom,


Lease Agreement of Reidsville
North Carolina Property by
and between Blacksmith Leasing
and Carolina Commercial Heat
Treating, Inc.

without prejudice to any other claim or remedies the Lessor may have for the collection of rent and/or for damages for breach of this Lease. Upon such termination, all installments of rent earned to the date of termination shall become due and payable. Should the Lessor elect to reenter, as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided by law, it may either terminate this Lease and institute suit for damages resulting from such breach, or it may from time to time, without terminating this Lease, relet said Demised Premises or any part thereof for the account of the Lessee for such terms and at such rental or rentals and upon such other terms and conditions as Lessor, in its own discretion may deem advisable, and rentals from such reletting shall be applied: first, to the payment of any costs in such reletting; second, to the payment of any indebtedness other than rent due hereunder from Lessee to Lessor; and third, to the payment of rent due and unpaid hereunder. Should such rentals received from such reletting during any month be less than that agreed to be paid during that month by the Lessee hereunder, the Lessee shall pay such deficiency to Lessor. Such deficiencies shall be calculated and paid monthly. After an authorized assignment or subletting, the occurrence of any of the foregoing defaults shall affect this Lease only if caused by the Assignee or Sublessee and simultaneous notice of any such default shall be given by the Lessor, not only to the Assignee or Sublessee


Lease Agreement of Reidsville
North Carolina Property by
and between Blacksmith Leasing
and Carolina Commercial Heat
Treating, Inc.

but also to the Lessee, in order that the Lessee may have the same opportunity to remedy the default as the Assignee or Sublessee.

     16. Subordination. Lessee agrees to subordinate this Lease to any mortgage that Lessor may have placed or may hereafter place upon the Demised Premises and Lessee agrees to execute on demand any instrument reasonably required by a mortgagee; provided, however, that all such mortgages shall by appropriate provision provide (or by separate recordable agreement executed by the owners and holders of such mortgages so provide) that as long as Lessee shall not be in default in the performance of its obligations under this Lease, neither this Lease or Lessee's right to remain in exclusive possession of the Demised Premises shall be affected or disturbed by reason of any default by Lessor under any such mortgage, and, if such mortgage shall be foreclosed, this Lease and all Lessee's rights and obligations hereunder shall survive such foreclosure and continue in full force and effect. In connection herewith, it is understood and agreed that any subordination agreement executed pursuant to this paragraph shall specifically contain a standard nondisturbance provision as hereinabove intended by the parties hereto. In connection herewith, it is further understood and agreed that should the Lessor become in default in the payment of principal or interest of any mortgage executed pursuant to authority vested in the Lessor under this paragraph, Lessee may, at its option cure such defaults by making the


Lease Agreement of Reidsville
North Carolina Property by
and between Blacksmith Leasing
and Carolina Commercial Heat
Treating, Inc.

delinquent payments with any penalties involved to the mortgage, which payments shall be considered in lieu of the next ensuing payment or payments due under this Lease to the extent of such payments to the mortgagee.

     17. Lessor's Right of Entry. Lessee agrees that Lessor or its agents or representatives shall have the right to enter into and upon the Demised Premises or any part thereof during regular business hours for the purpose of inspecting the same to ensure that the covenants and conditions of this Lease are being respected by the Lessor.

     18. Licenses, Utility Charges, Etc. Lessee shall make payment of all sums due on account of utility services provided to the Demised Premises, including but not limited to water, gas, electric and janitorial services as they shall accrue and be due and payable. Lessee agrees to pay its own telephone charges. Lessee agrees to make payment of all sums due on account of occupational licenses and other licenses or permits necessary in the operation of the business to be conducted on the Demised Premises.

     19. Lessee's option to Purchase Property

     (a) Lessor grants to Lessee the option to purchase the Demised Premises at the time, for the consideration and upon the terms and conditions set forth below.


Lease Agreement of Reidsville
North Carolina Property by
and between Blacksmith Leasing
and Carolina Commercial Heat
Treating, Inc.

     (b) The Tenant may purchase the Demised Premises at any time during the period of the Lease. Provided, however, the right to exercise the option is conditioned upon the Lessee not being in default at the time of exercise and the payment by Lessee of all basic rent, additional rent, and other special payments as provided in this Lease to the date of the completion of the purchase of the property by Lessee.

     (c) Lessee election to exercise this option must be evidenced by written notice addressed to the Lessor, sent by registered or certified mail to Lessor's office or to any other place designated by Lessor by written notice to the Lessee. if Lessee elects to exercise the option it shall give Lessor sixty (60) days prior written notice. If the option is exercised Lessor and Lessee will within the sixty day notice period execute and deliver a formal Contract of Sale which shall provide that the sale shall be all cash and that ten percent (10%) of such cash payment shall be paid upon the execution and delivery of the Contract. The balance of the cash payment shall be made at closing which shall take place within thirty (30) days from the date of the execution and delivery of the contract.

     (d) In the event that the option is exercised at any time during the first three (3) years of the Lease term the option price shall be Three Million Eighty Thousand Dollars ($3,080,000.00). In the event that the option is exercised at any


Lease Agreement of Reidsville
North Carolina Property by
and between Blacksmith Leasing
and Carolina Commercial Heat
Treating, Inc.

time during the fourth and all subsequent years of the Lease the option price shall be Three Million Five Hundred Eighty Thousand Dollars ($3,580,000.00).

     (e) Unless otherwise required by applicable law, all expenses in connection with the transfer of the Demised Premises, including but not limited to, title insurance, recording fees, and all other closing costs shall be paid by Lessee, with the exception of deed preparation and deed stamps.

     (f) If this Lease expires or is terminated in any manner for any reason, except as a result of Lessor's failure to perform its Covenants hereunder, all of Lessee's rights under this option shall cease and this option shall be void.

     (g) Lessor and Lessee have, simultaneously with the execution of this Lease, a lease for property located in Fountain Inn, South Carolina (the "Fountain Inn Lease"). The Fountain Inn Lease includes an option to purchase that property. The Lessor and Lessee intend and agree that this option may only be exercised simultaneously with the exercise of the Fountain Inn Lease option, and that the option price set forth herein shall include the acquisition of the Fountain Inn property.

     (h) If the option is exercised, at closing the Lessee/Purchaser shall be conveyed good and marketable title, free and clear of all liens and encumbrances.


Lease Agreement of Reidsville
North Carolina Property by
and between Blacksmith Leasing
and Carolina Commercial Heat
Treating, Inc.

     20. Signs. Lessee shall have the right, at its own cost and expense, throughout the term of this Lease to install and maintain signs at such places upon the Demised Premises as Lessee, in its sole discretion, may desire provided said installation complies with the laws affecting said location. Upon the expiration of this Lease, Lessee shall remove any such signs placed upon said Demised Premises and shall repair any damage to the Demised Premises caused by the erection or removal thereof.

     21. Indemnity. Lessee agrees to indemnify and hold Lessor harmless against any and all expenses, loss or liability paid, suffered or incurred as a result of any breach by Lessee or its Assignees or Sublessees of any covenants or conditions of this Agreement or the negligence of the Lessee, its agents or employees. Without intending to limit any of the warranties contained hereinabove, the Lessee agrees to indemnify, defend and hold the Lessor harmless from and against any claims, demands, lawsuits, damages, assessments, fines, penalties, costs or other expense (including reasonable attorney's fees and court costs) arising from or in any way related to actual or threatened damage to the environment, agency costs of an investigation, personal injury or death, or damage to property, due to a release or alleged release of hazardous materials on, under or adjacent to the Demised Premises or in the surface or ground water located on, under or adjacent to the Demised Premises, or gaseous emissions from the


Lease Agreement of Reidsville
North Carolina Property by
and between Blacksmith Leasing
and Carolina Commercial Heat
Treating, Inc.

Demised Premises or any other condition existing on the Demised Premises resulting from the use by Lessee or existence caused by Lessee of hazardous materials, whether such claim proves to be true or false. Lessee further agrees that its indemnity obligations shall include but are not limited to, liability for damages resulting from the personal injury or death of an employee of Lessee, regardless of whether the Lessee has paid the employee under the Worker's Compensation laws of the state of South Carolina, or other similar federal or state legislation for the protection of employees. The term "property damage" as used in this paragraph includes, but is not limited to, damage to any property of the Lessee, the Lessor and any third party.

     Lessee hereby further agrees to indemnify and hold Lessor harmless from and against all liability, including all foreseeable and unforeseeable consequential damages, directly or indirectly arising out of the use, generation, storage or disposal of hazardous materials including without limitation, the cost of any required or necessary inspection, audit, cleanup or detoxification and the preparation of any closure or other required plans, consent orders, license applications or the like, whenever arising, to the full extent that such action is attributable, directly or indirectly, to the use, generation, storage or disposal of hazardous materials on the Demised Premises during the tenancy of Lessee.


Lease Agreement of Reidsville
North Carolina Property by
and between Blacksmith Leasing
and Carolina Commercial Heat
Treating, Inc.

     22. Title and Quiet Enjoyment. Lessor warrants and covenants to Lessee that Lessor is, at the time of the execution of these presents, lawfully seized and possessed of the Demised Premises in fee simple and that he has a good and marketable title thereto and has the full right to lease the same for the term aforesaid, and that as long as Lessee is not in default hereunder, the Lessee may peaceably and quietly have, hold, occupy and enjoy the Demised Premises and all the appurtenances thereto without hindrance on the part of the Lessor. In connection herewith, Lessor agrees to warrant and defend Lessee to such peaceful and quiet use and possession of the Demised Premises against the claims of all persons claiming by, through or under Lessor.

     23. Estoppel Certificate. Within ten (10) days after Lessor or any mortgagee of Lessor requests same from Lessee, Lessee shall execute and deliver to Lessor or such mortgagee an "Estoppel Certificate". Such Estoppel Certificate shall state that this Lease remains in full force and effect without any modification, shall state any reasonable representatives requested by Lessor or said mortgagee, and shall state that Lessee has no setoffs against Base Rent or any items reserved as rent hereunder. If this Lease has been modified or if Lessee has any setoffs, such Certificate shall state the exact nature of the modification and the precise amount of the setoffs and basis therefor.


Lease Agreement of Reidsville
North Carolina Property by
and between Blacksmith Leasing
and Carolina Commercial Heat
Treating, Inc.

     24. Lessor's Rights to Finance or Sell Sublet to Lease. Lessor has the absolute right, without Lessee's consent, to obtain financing on or to further mortgage its interest in the Demised Premises and all of Lessor's rights and interests therein, or to sell the Demised Premises under and subject to Lessee's rights hereunder. Provided, however, that all such mortgages which Lessor places on the property shall, by appropriate provision, provide (or by separate recordable agreement executed by the owners and holders of such mortgages so provide) that as long as Lessee shall not be in default in the performance of its obligations under this Lease, neither this Lease nor the Lessee's right to remain in exclusive possession of the Demised Premises shall be effected or disturbed by reason of any default by Lessor under any such mortgage and if such mortgage shall be foreclosed, this Lease and all Lessee's rights and obligations hereunder shall survive such foreclosure and continue in full force and effect.

     25. Covenant Against Waste. Lessee shall not cause or permit any waste, damage, or injury to the Demised Premises. Lessee, at its own costs and expense, shall keep the Demised Premises and all buildings and improvements thereon, and the adjoining sidewalks, curbs, parking areas and pavement, landscaping, access roads and signage, in good order and repair, and shall make all necessary improvements, replacements, and renewals including all structural repairs necessary to maintain the


Lease Agreement of Reidsville
North Carolina Property by
and between Blacksmith Leasing
and Carolina Commercial Heat
Treating, Inc.

foregoing in such good condition and repair.

     26. Interest on Late Fees. All sums paid by Lessee after the due date therefor shall bear interest at a rate equal to the "National Prime" designated as such in the Wall Street Journal, as adjusted from time to time, plus two percent (2%).

     27. Fountain Inn Lease. Any default under the Fountain Inn Lease shall constitute an event of default under this Lease. Further, unless specifically granted in this Lease or the Fountain Inn Lease, neither party may terminate one of the leases without also terminating the other.

     28. Waiver of Custom. Notwithstanding any usage, or custom, Lessor shall have the right at all times to enforce strictly the provisions of this Lease. If Lessor fails at any time to enforce strictly any Lease provision(s), such failure shall not be construed as having created a custom or waiver in any way contrary to the specific provisions of this Lease or as having in any way or manner modified this Lease.

     29. No Construction Against Drafter. This Lease shall be interpreted and construed without regard to customary principles of interpretation and construction of legal instruments which construe ambiguities against the party causing an instrument to be drafted.

     30. Notices. Any notice or demand under the terms of this Lease or under any statute which must or may be given or made


Lease Agreement of Reidsville
North Carolina Property by
and between Blacksmith Leasing
and Carolina Commercial Heat
Treating, Inc.

by a party hereto shall be in writing and shall be given or made by registered or certified mail addressed to the respective parties as follows:

    TO THE LESSOR:        Blacksmith Leasing
                          c/o Mr. Harold J. Hendershot, Jr.
                          Spring Island
                          Route 6, Box 284-H
                          Okatie, SC 29910

                          With a copy to:
                          Mr. Dennis C. Gilchrist
                          Gilchrist Law Firm, P.A.
                          Post Office Box 691
                          Greenville, SC 29602

    TO THE LESSEE:        Carolina Commercial Heat Treating, Inc.
                          C/O Gibraltar Steel Corporation
                              of New York
                          Post Office Box 2028
                          Buffalo, NY 14219
                          Attn: Mr. Walt Erazmus

                          With a copy to:
                          Mr. Robert J. Olivieri
                          Lippes, Silverstein, Mathias & Wexler
                          700 Guaranty Building
                          28 Church Street
                          Buffalo, NY 14202-3950

     Such notice or demand shall be deemed to have been given or made when deposited, postage prepaid, in the United States mail. The above addresses may be changed at any time by giving ten (10) days prior written notice as hereinabove provided.

     31 . Rights of Successors and Assigns. The covenants and conditions contained in this Lease shall bind and inure to the benefit of the Lessor and Lessee and their respective heirs,


Lease Agreement of Reidsville
North Carolina Property by
and between Blacksmith Leasing
and Carolina Commercial Heat
Treating, Inc.

executors, administrators, successors and assigns, but neither the Lessor nor Lessee shall be bound or liable unless and until this Lease shall have been executed and delivered by both Lessor and Lessee.

     32. Divisibility. If any term or provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such terms or provisions to persons or circumstances other than those as to when it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

     33. Entire Agreement. This instrument and the Fountain Inn Lease contains the entire and only agreement between the parties, and no oral statement or representations or prior written matter not contained in this instrument shall have any force or effect. This Lease shall not be modified or amended in any way except by a writing executed by both parties.

     34. Choice of Law. This Agreement shall be governed by the laws of the State of South Carolina.

     35. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.


Lease Agreement of Reidsville
North Carolina Property by
and between Blacksmith Leasing
and Carolina Commercial Heat
Treating, Inc.

     IN WITNESS WHEREOF the undersigned parties have caused this Lease to be executed, and their respective seals affixed, as of the day and year first above written.

IN THE PRESENCE OF:                         LESSOR:
                                            Blacksmith Leasing

/s/ LISA A. STIDHAM                         By: /s/ HAROLD J. HENDERSHOT, JR.
- ---------------------------------------        ---------------------------------
                                               Harold J. Hendershot, Jr.
                                               General Partner
/s/ ROY W. BOGGS
- ---------------------------------------


/s/ LISA A. STIDHAM                         By: /s/ JAMES M. HENDERSHOT
- ---------------------------------------        ---------------------------------
                                               James M. Hendershot
                                               General Partner
/s/ ROY W. BOGGS
- ---------------------------------------


/s/ LISA A. STIDHAM                         By: /s/ NANCY H. PRESTON
- ---------------------------------------        ---------------------------------
                                               NANCY H. PRESTON
                                               General Partner
/s/ ROY W. BOGGS
- ---------------------------------------


                                            LESSEE:
                                            Carolina Commercial Heat
                                            Treating, Inc.

/s/ LISA A. STIDHAM                         By: /s/ HAROLD J. HENDERSHOT, JR.
- ---------------------------------------        ---------------------------------

/s/ ROY W. BOGGS                           Its: CEO
- ---------------------------------------        ---------------------------------



Lease Agreement of Reidsville
North Carolina Property by
and between Blacksmith Leasing
and Carolina Commercial Heat
Treating, Inc.

STATE OF SOUTH CAROLINA )
COUNTY OF GREENVILLE    )                     PROBATE

        PERSONALLY appeared before me the undersigned witness and made oath that
(s)he saw the within Blacksmith Leasing by Harold J. Hendershot, Jr., a General Partner, sign, seal and as its act and deed deliver the within document and that
(s)he with the other witness subscribed above witnessed the execution thereof.

                                        /s/ Roy W. Boggs
                                        ---------------------------------------
SWORN to before me this 14th
day of February, 1996

/s/ MARK TOMASZEK
- ---------------------------------  (SEAL)
Notary Public for South Carolina
My Commission Expires: 8/14/2001


STATE OF SOUTH CAROLINA )
COUNTY OF GREENVILLE    )                     PROBATE

        PERSONALLY appeared before me the undersigned witness and made oath that
(s)he saw the within Blacksmith Leasing by James M. Hendershot, a General Partner, sign, seal and as its act and deed deliver the within document and that
(s)he with the other witness subscribed above witnessed the execution thereof.

                                        /s/ Roy W. Boggs
                                        ---------------------------------------
SWORN to before me this 14th
day of February, 1996

/s/ MARK TOMASZEK
- ---------------------------------  (SEAL)
Notary Public for South Carolina
My Commission Expires: 8/14/2001


Lease Agreement of Reidsville
North Carolina Property by
and between Blacksmith Leasing
and Carolina Commercial Heat
Treating, Inc.

STATE OF SOUTH CAROLINA )
COUNTY OF GREENVILLE    )                     PROBATE

        PERSONALLY appeared before me the undersigned witness and made oath that
(s)he saw the within Blacksmith Leasing by Nancy H. Preston, a General
Partner, sign, seal and as its act and deed deliver the within document and that
(s)he with the other witness subscribed above witnessed the execution thereof.

                                        /s/ Roy W. Boggs
                                        ---------------------------------------
SWORN to before me this 14th
day of February, 1996

/s/  MARK TOMASZEK
- ---------------------------------  (SEAL)
Notary Public for South Carolina
My Commission Expires: 8/14/2001


STATE OF SOUTH CAROLINA )
COUNTY OF GREENVILLE    )                     PROBATE

     PERSONALLY appeared before me the undersigned witness and made oath that
(s)he saw the within Carolina Commercial Heat Treating, Inc. by Harold J. Hendershot, Jr., its CE0, sign, seal and as its act and deed deliver the within document and that (s)he with the other witness subscribed above witnessed the execution thereof.

                                        /s/ Roy W. Boggs
                                        ---------------------------------------
SWORN to before me this 14th
day of February, 1996

/s/ MARK TOMASZEK
- ---------------------------------  (SEAL)
Notary Public for South Carolina
My Commission Expires: 8/14/2001


Lease Agreement of Reidsville
North Carolina Property by
and between Blacksmith Leasing
and Carolina Commercial Heat
Treating, Inc.

                                Reidsville, N.C.

BEGINNING at a railroad spike in the center of Groom Road, same being the northeast corner of that property sold to Groom Road Properties by deed recorded in Deed Book 669 at Page 556 in the office of the Register of Deeds for Rockingham County, same being the northeast corner of Tract No. 3 as per survey for Citizens Development Corporation recorded in Map Book 12 at page 52 in the office of Register of Deeds for Rockingham County, running thence with the east line of Groom Road Properties South 02 deg. 47 min. 20 sec. east and passing through a concrete monument at 30.76 feet for a total distance of 697.45 feet to a concrete monument; thence south 56 deg. 24 min. 13 sec. East 365.35 feet to an iron; thence a new line through Tract No. 6 of Citizens Development Corporation North 02 deg. 47 min. 20 sec. West 826.10 feet to an iron in the south margin of Groom Road; thence continuing on the same course 30.07 feet to a point in the center of Groom Road; thence with the center of Groom Road North 88 deg. 52 min. West 34.35 feet; thence with the center of said road
North 80 deg. 45 min. 56 sec. West 242.25 feet; thence North 79 deg. 59 min.
55 sec. West 23.50 feet to the point of beginning, containing 5.23 acres, more or less, of which 0.21 acres is in the State Highway Commission right-of-way, leaving a net usuable area of 5.02 acres, according to that survey by Southern Mapping & Engineering Company dated October, 1969, revised
September 23, 1971, of property of Citizens Development Corporation.

SAVE AND EXCEPT from the above property an easement for a sanitary sewer line crossing the southern portion of the above described tract, which easement is 20 feet in width and extends from a point where said sewer easement exists in the east margin of Groom Road Properties land as described in Book 669 at page 556 in the office of the Register of Deeds for Rockingham County and runs South 77 deg. 22 min. 32 sec. east through the property herein conveyed to the easternmost boundary thereof and which easement contains an additional area beginning at a point 10 feet easterly from the western boundary of the property herein conveyed along the aforementioned easement and running thence South 02 deg. 47 min. 20 sec. east, parallel with the western boundary of the property herein conveyed, to the southern boundary of the property herein conveyed. Citizens Development Corporation, its successors or assigns, expressly reserve the right to go upon the premises for the purposes of maintaining or repairing sanitary sewer lines along said easements, and it is understood that the easements consist of an area 20 feet in width along the courses herein above mentioned.